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                       Securities and Exchange Commission
                              Washington, DC 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 27, 2004
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                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                      000-30997               84-1508866
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(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (973) 227-7168
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

      The purpose of this amendment is to correct a typographical error in the initial filing of this Form 8-K that was filed on October 29, 2004. The initial filing of this Form 8-K incorrectly stated that the Registrant's agreements with Peter Golikov and Michael Garone terminate on February 18, 2004. The corrected text follows:

ITEM 1.01 Entry into a Material Definitive Agreement.

      In connection with the appointment of Peter Golikov as interim Chief Executive Officer and Michael Garone as interim Chief Financial Officer, as further discussed in Item 5.02 below, on October 27, 2004, the Registrant entered into agreements with Mr. Golikov and Mr. Garone pursuant to which each of Mr. Golikov and Mr. Garone will receive a salary of $11,520 per month. The agreements terminate on February 18, 2005.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On October 13, 2004, the Registrant retained Peter Golikov as its interim Chief Executive Officer and Michael Garone as its interim Chief Financial Officer.

      Mr. Golikov, age 47, currently provides business consulting services to emerging life science companies and academia and has done so since 2003. From 1998 to 2002, Mr. Golikov served as President and Chief Operating Officer of EpiCept Corporation, a private development stage specialty pharmaceutical company. From 1997 to 1998, Mr. Golikov was the President of Virologix Corporation, a private biotechnology company developing novel antiviral treatments and vaccines. Mr. Golikov holds an M.S. and an M.B.A. from Rutgers University and a B.A. in Biology from Cornell University.

      Mr. Garone, age 46, served from 1983 to 2003 in varying positions of increasing responsibility at AT&T, including Chief Financial Officer of AT&T Alascom and Financial Planning Vice President, Broadband and Internet Services. Mr. Garone holds an M.B.A. from Columbia University and a B.A. in Mathematics from Colgate University.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASTRALIS LTD.


Date: November 3, 2004                  By: /s/ Jose Antonio O'Daly
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                                            Jose Antonio O'Daly
                                            Chairman of the Board of Directors
                                            and President of Research and
                                            Development